1 INVESTOR PRESENTATION Q1 | May 2025 | NASDAQ: MYRG Q 1 2 0 2 5

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS.

3 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that has delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION. CONTINUED GROWTH Strong presence in key markets with healthy organic and acquisitive growth SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2024 stats: TCIR – 0.78 LTIR - 0.10 STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude with proven execution of corporate strategy EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 8,500+ employees, centralized operations for greater efficiency and cross-collaboration and one of the largest centralized, specialized fleet in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada (some held for 50+ years), and more than 90% return clients in both segments ESSENTIAL CLEAN ENERGY CONTRACTOR Superior electrical services that support the clean energy transformation and growing electricity demand EXPERIENCED LEADERSHIP Executive team that averages more than 29 years of industry experience Reportable Segments: T&D and C&I COMMERCIAL INDUSTRIAL TRANSPORTATION DATA CENTERS SOLAR EV CHARGING COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION STORAGE & SOLAR TRANSMISSION & DISTRIBUTION (T&D) INVESTMENT HIGHLIGHTS

4 $3.38B 03/31/2025 LTM $2.25B 2020 $2.50B 2021 $3.01B 2022 $3.36B 2024 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 29 YEARS IN A ROW $3.64B 2023 CAGR 10.1%

5 • T&D primarily consists of small to medium-sized projects, with some larger High Voltage Direct Current (HVDC) transmission projects. We execute routine maintenance work under long-term Master Services Agreement (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, with multiple growth drivers and notable strength in data center and transportation opportunities. • Reshoring of manufacturing continues to create opportunities in our markets, and both MYR Group business segments are well-positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers pose additional opportunities for our T&D segment. • Strong balance sheet with $379M in availability under our $490M credit facility and debt to LTM EBITDA leverage of 0.68x, which management believes will enable us to meet our working capital needs, support organic growth, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK.

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE. A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROG. Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transm. line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat L.A. Clippers arena RECENT PROJECT AWARD HIGHLIGHTS • CSI Electrical Contractors selected as electrical contractor for the Replacement Passenger Terminal design-build project for Hollywood Burbank Airport in Hollywood, California. CSI’s scope is approx. $100M. • The Western Pacific Enterprises and AtkinsRéalis joint venture team selected for the Surrey Langley SkyTrain Project – Systems and Trackwork Contract in Surrey, B.C. The JV contract has an estimated value of more than $700 million CAD, with Western Pacific’s portion equaling 35 percent of the contract. DEN CONCOURSE EXPANSIONS Colorado; $190M+ project 55-gate concourse expansion program Industry leader and trusted partner Strong, long-standing customer alliances Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand-alone basis and with JV partners Experience with voltages up to 765kV Maintain one of the largest specialized fleets Expertise delivering some of the largest, most complex, electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities

7 • T&D March 31, 2025 LTM revenue of $1.85B • $873M T&D segment backlog as of March 31, 2025* • Strong, long-standing relationships with a diverse customer base where approximately 60% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 • 11.8% revenue CAGR, 90%+ from organic growth BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D). REPRESENTATIVE CUSTOMERS $1,154 $1,302 $1,746 $2,089 $1,881 $1,852 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2020 2021 2022 2023 2024 03/31/25 LTM M il li o n s T&D Revenue T&D Revenue 11.8% CAGR *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration

STRONG LONG-TERM DRIVERS
T&D MARKET OUTLOOK.

Actual and Projected Transmission Investment of Investor-Owned Electric Companies


Billion $
45
40
35
30
25
20
15
10
5
0
21.9
22.2
23.7
24.7
25.1
26.7
30.0
34.3
37.8
42.7
43.4
2017
2018
2019
2020
2021
2022r
2023
2024
2025
2026
2027
Actual
Projected

Source: Edison Electric Institute, updated January 2025

Investor-owned utilities (IOUs) spent $30.0 billion on transmission investment in 2023, compared to $26.7 billion in 2022 (in nominal dollars), and are planning to invest approximately $158 billion on transmission construction between 2024 and 2027.

- U.S. electricity demand is anticipated to rise after two decades of relative stability. A Grid Strategies report noted that the five-year load growth forecast has increased "by almost a factor of five, from 23GW to 128GW." (*GridStrategiesllc.com, Dec. 2024*)
- The Energy Information Administration (EIA) noted that consumption of electricity rose by 2 percent in 2024 and forecasted continued growth at that rate in 2025 and 2026. *(eia.gov, Jan. 2025)*
- Total investment by utilities is projected to grow from $174 billion in 2024 to more than $200 billion annually in 2025 and beyond, with more than 40 percent of it for transmission and distribution systems. (*TDworld.com, January 2025*)

U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures


Nominal $'s US Billions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR
+9.3%
CAGR
+6.2%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
US IOUs
Muni/Gov't Owned
Cooperatives
Canada

"IOU spend increased a record 18.6% in 2023 fueled by inflation, resiliency spend, and customer growth."

Source: The C Three Group/Yes Energy, North American Electric Distribution Market Forecast, October 2024

INVESTMENT DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting Clean Energy Sources
- Plant Retirements
- System Hardening
- Electrification
- Data Centers & Reshoring
- Distributed Energy Resources

8

9 • C&I March 31, 2025 LTM revenue of $1.53 billion • $1.77B C&I segment backlog as of March 31, 2025 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships • 8.2% revenue CAGR, 90+% from organic growth REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I). $1,093 $1,197 $1,263 $1,555 $1,482 $1,528 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2020 2021 2022 2023 2024 03/31/25 LTM M il li o n s C&I Revenue C&I Revenue 8.2% CAGR

ACTIVE MARKET DRIVERS
C&I MARKET OUTLOOK.

MYR Group's C&I segment sees steady bidding opportunities in our core markets and we continue to be well diversified.


DODGE MOMENTUM INDEX
(2000=100, Seasonally Adjusted)
225
200
175
150
125
100
75
50
06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25

Source: The Dodge Momentum Index, April 9, 2025

MYR GROUP CORE C&I MARKETS

- Data Centers
- Airport Projects
- Transportation
- Healthcare
- Clean Energy & EV Charging
- E-Commerce
- Water/Wastewater Facilities
- Industrial Facilities

- FMI anticipates continued, but slower, growth in the construction and engineering industry with 2 percent growth in overall construction spending in 2025. In its latest survey of nonresidential sentiment, the score dropped to 43.5 from 56.9 from the previous quarter. Despite the deceleration, growth in 2025 is expected to remain strong across most nonresidential nonbuilding segments, driven primarily by water, wastewater and power infrastructure. They also see stability in segments such as healthcare, transportation, communication and highway/street construction. *(FMIcorp.com, April 2025)*
- The Dodge Momentum Index (DMI) pulled back 6.9% to 205.6 (2000=100) in March from a revised February reading of 220.9, however the DMI is up 30% when compared to a year ago. The associate director of forecasts suggested the recent declines could be due to increased uncertainty around material prices and fiscal policies. The influence of data centers on the DMI remains substantial and overall activity remains higher than year-ago levels, suggesting steady activity into mid-2026. (*construction.com, April 2025*)
- The Associated Builders and Contractors Association's Construction Backlog Indicator rose to 8.5 months in March. The ABC's Construction Confidence Index improved for staffing but declined for sales and profit margins (sales 62.6, staffing 64.2 and profit margins 52.7). While all three remained above 50, the threshold for expected growth over the next six months, ABC noted that respondents who replied to the survey after the April 2 tariffs announcement were "significantly less upbeat" on profit margins. (*ABC.org, April 2025)*

10

MARKET OPPORTUNITIES FOR BOTH T&D AND C&I
DATA CENTER MARKET EXPANSION.

DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT

C Three's 2024 North American Electric Transmission Market Forecast reports that AI is "supercharging" data center growth and is a major driver of increasing load growth projections. They noted that data centers are chasing cheap power for their locations, while hyperscale data center owners are also chasing renewable power. The report noted there are more than 170 hyperscale and co-location data centers planned, representing more than 45GW of capacity. *(C Three, Sept. 2024)*



Load Growth Projections
CAISO 7,000 MW By 2030
Portland G&E 4,000 MW By 2030
ERCOT 40,000 MW By 2030
AEP 12,000 MW By 2030
TVA 4,000 MW By 2028
PJM 20,000 MW By 2030
GA Power 7,100 MW By 2031
Dominion 15,000 MW By 2030
ISONE 3,000 MW By 2033

MYR Group's C&I division has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D division has been providing utilities the construction services needed to support new electrical infrastructure for more than a century.

- A new report on U.S. data center energy usage found that data center electricity usage climbed from 58 TWh in 2014 to 176 TWh in 2023, and estimates usage will increase to 325-580 TWh by 2028. *(energy.gov, December 2024)*
- To keep pace with the current rate of adoption, the power needs of data centers are expected to grow to about three times higher than current capacity by the end of the decade, going from between 3 and 4 percent of total US power demand today to between 11 and 12 percent in 2030. According to McKinsey analysis, the United States is expected to be the fastest-growing market for data centers, growing from 25 GW of demand in 2024 to more than 80 GW of demand in 2030. (*mckinsey.com, September 2024*)
- According to a report from The U.S. Department of Energy's (DOE), Lawrence Berkeley National Laboratory (LBNL), data center load growth has tripled over the past decade and continues to grow. LBNL expects data center electricity demand to grow to between 6.7 and 12% of total U.S. electricity by 2028. (*newscenter.lbl.gov, January 2025*)
- According to The U.S. Department of Energy (DOE), data center deployment, partly driven by the need to power new AI applications, is a significant factor of near-term electricity demand growth. The Electric Power Research Institute (EPRI) estimates that data centers could grow to consume up to 9% of U.S. electricity generation annually by 2030, up from 4% of total load in 2023. (*energy.gov, August 2024*)

DATA CENTER DRIVERS

- AI Driven Demand
- Increased Cloud Services
- Greater Data Storage Needs
- Deceleration of Power Efficiency Gains
- Crypto Mining Operations



Electricity Demand (TWh)
Actual Annual Electricity Demand
Demand Forecasts
NERC (Dec 2023)
Net Zero Aligned
NREL (100% Clean by 2035, Low & High Demand Growth, Jan 2024)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1970
1980
1990
2000
2010
2020
2030

Source: U.S. Department of Energy, August 2024

11

MARKET OPPORTUNITIES FOR BOTH T&D AND C&I

CLEAN ENERGY GENERATION MIX.

The generation mix across the U.S. and Canada is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand.

UTILITY-SCALE SOLAR INSTALLATIONS AND FORECAST



Capacity (GWdc)
0
10
20
30
40
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, 2024 Year in Review

In 2024, the US solar industry installed nearly 50 gigawatts direct current (GWdc) of capacity, a 21% increase from 2023. The utility-scale segment installed a record-breaking 41.4 GWdc in 2024, 33% year-over-year growth and the second consecutive annual record. Developers installed more than 16 GWdc in Q4 alone. In the Base Case outlook, Wood Mackenzie forecasts that the utility-scale segment will add 356 GWdc of installed capacity between 2025 and 2035. Installation momentum from 2024 will continue into 2025, but installed capacity will start to plateau and decline starting in 2026 from a contraction in the overall pipeline. (*seia.org, March 2025*)

- Energy storage capacity installation rose 83 percent year-over-year in Q3 of 2024 and continued setting new milestones. With the addition of 3.5MW of capacity added during the quarter (the strongest third quarter on record), total U.S. installed energy storage capacity surpassed 25GW. *(cleanpower.org, December 2024)*
- The Energy Information Administration reports that renewable energy generation is the main contributor to growth in U.S. electricity generation. The EIA expects solar generation to increase by 35 percent in 2025 and 18 percent in 2025, with additions of 31 GW in 2025 and 29 GW in 2026. *(eia.gov, Short Term Energy Outlook, April 2025)*
- According to Wood Mackenzie, there is 83 GWh of installed energy storage capacity in the United States, including nearly 500,000 distributed storage installations. Current forecasts show that U.S. storage capacity is expected to reach 450 GWh by 2030, falling short of the capacity required to support our nation's energy needs. (*seia.org, January 2025*)

CLEAN ENERGY DRIVERS

- Federal Tax Credits
- Renewable Portfolio Standards
- Carbon Policy
- State Tax Incentives
- Clean Power Portfolios
- Customer Demand for Clean Power

12

13 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER.

BUILDING A SUSTAINABLE FUTURE WITH
CORPORATE RESPONSIBILITY.



Reducing Our Impact On Projects
- Recycling scrap material
- Environmental compliance

Clean Energy Transformation Partner
- Clean energy interconnect work
- Solar & energy storage projects
- Electric vehicle charging installations

Equity & Inclusion
- 43% racially/ethnically/gender diverse Board of Directors
- Established Veteran Employee Resource Group
- Varied vendor utilization and partnerships

Policy & Guidance
- Established corporate policies
- Promote honest and ethical conduct
- Develop employee awareness and compliance

Corporate Governance
- Conduct annual evaluations
- Effective executive compensation best practices

Board Composition
- Independent Chair of the Board
- Committees comprised solely of independent directors
- Majority voting standard for directors in uncontested elections

Keeping Safety at Our Core
- Behavioral commitment to safety
- Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement

Investing in our People
- 50,900+ workhours of training
- 1,143 employee development courses completed
- Robust benefits and wellness program

Giving Back to our Communities
- In the last three years:
- Raised and donated more than $3.5M
- Supported more than 130 non-profit organizations

Operating Sustainably
- GHG emissions tracking and goals
- Waste recycling and reduction
- Water and energy stewardship

VIEW REPORT


MYR
2024
CORPORATE RESPONSIBILITY
REPORT

Online at myrgroup.com/sustainability

14

15 MYRG - CAGR 26.88% EME - CAGR 32.41% PWR - CAGR 41.86% MTZ - CAGR 12.24% DY - CAGR 25.18% -200.0% -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 800.0% 900.0% Dividend-Adjusted Stock Return (01/02/2020 - 03/31/2025) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return DY Div. Adj.-Return DELIVERING STRONG RETURNS DIVIDEND-ADJUSTED STOCK RETURN. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2020 32.43$ 84.74$ 40.57$ 63.69$ 46.90$ 3/31/2025 113.09$ 369.63$ 254.08$ 116.71$ 152.34$ Div. Adj. Stock Return 248.7% 336.2% 526.3% 83.2% 224.8%

16 Q1 2025 RESULTS $23.3M Net Income or $1.45 Per Diluted Share $2.64B Backlog $833.6M Revenue We achieved solid financial results in the first quarter of 2025, with increases in revenue, net income, and consolidated gross profit compared to the same period of 2024. Our backlog at the end of the first quarter was $2.64 billion, which is reflective of the investments being made to meet the growing electrification demand.” Mr. Swartz continued, “Bidding activity remains healthy across both our business segments, and we continue expanding strong customer relationships through master service agreements, performing ongoing work for our long-term customers, and strategically exploring new opportunities to drive sustained growth. Rick Swartz President and CEO DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT. T&D $1.85B C&I $1.53B Business Segment Revenue March 31, 2025 LTM Total Revenue $3.38B Net Income $34.6M Earnings per Diluted Share $2.18 EBITDA * $128.1M Free Cash Flow * $99.5M * See reconciliation of non-GAAP measures on slide 20 March 31, 2025 LTM FINANCIAL OVERVIEW Total Revenue $3.38B

17 WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH. $44.4 $52.4 $77.1 $84.7 $75.9 $63.2 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2020 2021 2022 2023 2024 03/31/25 LTM M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 43.3% 15.6% 12.6% 11.9% 5.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% EME DY MYRG PWR MTZ 3-Year Average ROIC $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2020 2021 2022 2023 2024 03/31/25 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYR 3-year period is March 2022 – March 2025 EME, PWR, and MTZ 3-year period is December 2021 – December 2024 DY 3-year period is January 2022 – January 2025 • Low debt leverage • Strong balance sheet with $379M in availability under our $490M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth

18 DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE. $2,247 $2,498 $3,009 $3,644 $3,362 $3,380 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2020 2021 2022 2023 2024 03/31/25 LTM M ill io n s Revenue by Work Type Trans. Dist. C&I 10.1% CAGR $1,649 $1,789 $2,502 $2,512 $2,576 $2,640 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 1 2020 2021 2022 2023 2024 2025 M il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 11.7% CAGR $132.4 $164.2 $175.8 $188.2 $117.8 $128.1 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 03/31/25 LTM M ill io n s EBITDA * EBITDA (0.8%) CAGR $3.48 $4.95 $4.91 $5.40 $1.83 $2.18 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2020 2021 2022 2023 2024 03/31/25 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS (10.4%) CAGR * For reconciliation of EBITDA to net income, see page 20 QTR YEAR

19 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 42 years Industry: 42 years 20 Years EXECUTIVES AVERAGE: With MYR Group MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 2 years Industry: 22 years Brian Stern, COO - T&D MYRG: 20 years Industry: 24 years Don Egan, COO - C&I MYRG: 33 years Industry: 33 years William Fry, CLO MYRG: 6 years Industry: 27 years 29 Years Industry Experience 29% Female 86% Majority Independent 43% Racially / Ethnically Diverse Directors BOARD OF DIRECTORS STATISTICS 4:3 Varied Tenure 4 of 7 have 0-8 years 3 of 7 have 9+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM.

20 CREATING SHAREHOLDER VALUE. Identify and evaluate strategic opportunities in the U.S. and Canada that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets in the U.S. and Canada Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares During the first quarter of 2025, the Company repurchased $75.0M worth of shares, exhausting the authorized funds under the repurchase program announced on February 26, 2025

DEMONSTRATES STRONG LONG-TERM EXECUTION
RECONCILIATION OF NON-GAAP MEASURES.

EBITDA

($ In Millions, Except Per Share Amounts)*	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	LTM 3/31/2025
Net Income	$ 58.8	$ 85.0	$ 83.4	$ 91.0	$ 30.3	$ 34.6
Interest Expense, net	4.6	1.7	3.4	4.1	6.1	6.4
Income Tax Expense	22.6	31.3	30.8	34.0	16.2	21.5
Depreciation and Amortization	46.4	46.2	58.2	59.1	65.2	65.6
EBITDA	$ 132.4	$ 164.2	$ 175.8	$ 188.2	$ 117.8	$ 128.1
Diluted Weighted Average Shares Outstanding	16.9	17.2	17.0	16.8	16.5	16.3
EBITDA per Diluted Share	$ 7.84	$ 9.57	$ 10.37	$ 11.17	$ 7.12	$ 7.90
Revenue	$ 2,247.4	$ 2,498.3	$ 3,008.5	$ 3,643.9	$ 3,362.3	$ 3,380.3

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization.

FREE CASH FLOW

	LTM 2025
Net cash flow from operating activities	$ 162.7
Less: cash used in purchasing property and equipment	(63.2)
Free Cash Flow	$ 99.5

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment.

Note:

LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

22 Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P CAPITAL IQ DISCLAIMER OF LIABILITY NOTICE This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DEFINITIONS FINANCIAL RATIOS.

23 JENNIFER HARPER MYR Group Inc., Vice President, Investor Relations and Treasurer Investorinfo@myrgroup.com NASDAQ: MYRG 12121 Grant Street, Suite 610 Thornton, CO 80241 Investorinfo@myrgroup.com HEADQUARTERS myrgroup.com